Income Taxes	12 Months Ended
Dec. 31, 2015
Income Taxes [Abstract]
Income Taxes
Note 15.	Income Taxes

Current and Deferred Income Tax Components

The components of income tax expense are as follows:

	2015	2014

Current	$1,652,356	$1,937,372
Deferred	72,172	(186,258)
	$1,724,528	$1,751,114

Rate Reconciliation

A reconciliation of expected income tax expense computed at the statutory federal income tax rate of 34% to income tax expense included in the statements of income is as follows:

	2015	2014

Expected tax expense	$1,627,117	$1,766,192
State income tax, net of federal tax benefit	153,178	184,559
Tax exempt income	(72,344)	(227,117)
Nondeductible and other items	16,577	27,480
	$1,724,528	$1,751,114

Deferred Income Tax Analysis

Net deferred tax assets are included in other assets in the consolidated balance sheets. The significant components of net deferred tax assets at December 31, 2015 and 2014 are summarized as follows:

	2015	2014

Deferred tax assets
Allowance for loan losses	$942,480	$939,429
Deferred compensation liability	721,785	700,077
Net unrealized loss on securities available for sale	14,133	6,480
Write down of foreclosed assets	6,253	-
Interest income on non-accrual loans	198,457	211,177
Lower of cost or market adjustment on loans transferred from available for sale to portfolio	10,149	13,880
	1,893,257	1,871,043
Deferred tax liabilities
Depreciation	339,911	305,846
Net deferred loan cost	165,470	112,466
Other	18,754	19,091
	524,135	437,403
Net deferred tax asset	$1,369,122	$1,433,640

The Company files tax returns in the United States Federal jurisdiction and the states of North Carolina and Virginia.

The Company classifies interest and penalties related to income tax assessments, if any, in interest expense or non-interest expense, respectively in the consolidated statements of income.  Tax years 2012 through 2015 are subject to examination by the Internal Revenue Service, North Carolina Department of Revenue, and the Virginia Department of Taxation.  The Company has analyzed the tax positions taken or expected to be taken in its tax returns and has concluded it has no liability related to uncertain tax positions.

On July 23, 2013, North Carolina Governor Pat McCrory signed a major tax reform bill into law that lowered the North Carolina corporate income tax rate among other things.  Specifically, the corporate income tax rate was reduced from 6.9% to 6% in 2014 and to 5% in 2015. The rate will be further reduced to 4% during the 2016 tax year and to 3% for post-2016 tax years provided that specified revenue growth targets are reached.

On July 28, 2015, McCrory announced the final revenue figures for the fiscal year ended on June 30, 2015 revealed that North Carolina had a $445 million revenue surplus.  Thus, the state met the necessary revenue target for fiscal year 2014-2015 to lower the corporate income tax rate from 5 percent to 4 percent effective for tax years beginning on or after January 1, 2016.  As of September 30, the Company estimated that the rate reduction trigger would result in a $22,680 reduction in deferred income taxes. The Company recorded the impact of this legislation as a reduction to the deferred income taxes during the period ended September 30, 2015 and deferred income taxes at December 31, 2015 reflect such reduction.